                                                                    EXHIBIT 10.7

                                                                       EXECUTION

                             SUBSCRIPTION AGREEMENT

         This SUBSCRIPTION AGREEMENT made as of August 13, 2004 (this "Agreement"), by and among:

         (a) FELDMAN EQUITIES OPERATING PARTNERSHIP, LP, a Delaware limited partnership (the "Partnership");

         (b) FELDMAN EQUITIES OF ARIZONA, LLC, an Arizona limited liability company ("FEA"); and

         (c) FELDMAN MALL PROPERTIES, INC., a Maryland corporation ("FMP").

Capitalized terms not defined herein shall have the meanings ascribed to such terms in that certain Amended and Restated Operating Agreement of Feldman Equities of Arizona, LLC dated as of August 13, 2004 (the "FEA Operating Agreement"), among Feldman Partners, LLC ("FP"), the Partnership, Jeffrey Erhart, Lawrence Feldman and Edward Feldman, each an individual.

                                    RECITALS:

A. The Partnership is a member of FEA, a party to the FEA Operating Agreement and currently owns membership interests in FEA.

B. The Partnership desires to issue to FEA an amount of OP Units equal to 66.34644% of the Available Equity Securities (rounded to the nearest whole OP Unit) (the "Subscribed Units") (subject to reduction pursuant to Section
     1.4 below), and FEA desires to accept the same on the terms set forth herein.

C. As used herein, (a) "OP Units" means common units of limited partner interest in the Partnership; (b) "Available Equity Securities" means the aggregate number of OP Units and shares of common stock ("Common Shares"), par value $0.01 per share of FMP available for allocation to the Contributors on the closing of the IPO pursuant to the agreements listed on
     Schedule 1 hereto; (c) "Contributors" means (i) FP, James Bourg, Scott Jensen, Lawrence Feldman and Jeffrey Erhart (each a "Member"); (ii) members of a Member's immediate family; (iii) a trust held for the benefit of a Member and/or such Member's immediate family; and (iv) an entity that is wholly-owned (directly or indirectly) by a Member and/or such Member's immediate family; and (d) "IPO" means the underwritten initial public offering of FMP of its Commons Shares pursuant to an effective registration statement filed with the Securities Exchange Commission.

         NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Subscription by FEA.

         1.1 Issuance of Subscribed Units. On the terms hereof and subject to the conditions contained herein, the Partnership hereby agrees to issue to FEA the Subscribed Units and FEA agrees to accept the same (the "Subscription").

         1.2 Closing Date. The Subscription shall take place on the date designated by the Partnership by notice to FEA (the "Closing Date"); provided that such date shall be subsequent to, but not more than five days following, the date on which all of the conditions precedent set forth herein have been satisfied or waived.

         1.3 Ancillary Documents. On the date hereof, FEA shall deliver to the Partnership a duly completed and executed Form W-9, FIRPTA Affidavit and Accredited Investor Questionnaire, each in the form attached as Exhibit A to this Agreement (this Agreement, the Accredited Investor Questionnaire, Form W-9 and FIRPTA Affidavit collectively referred to as, the "Subscription Documents").

         1.4 Reduction in Subscribed Units. Notwithstanding anything to the contrary, if the Partnership makes the Alternative Transaction Election under that certain Irrevocable Contribution Agreement dated as of the date hereof, among Lawrence Feldman, FEA, the Partnership and FMP, the Subscribed Units shall be equal to an number of OP Units equal to 59.32034% of Available Equity Securities (rounded to the nearest whole OP Unit).

2. Representations, Warranties and Covenants of FEA. FEA hereby acknowledges, represents and warrants to, and covenants and agrees with the Partnership and FMP that (and each representation and warranty set forth below shall be deemed remade as of the Closing Date):

         2.1 Approval of LP Agreement and FMP Organizational Documents. FEA has reviewed and approved the forms of the First Amended and Restated Agreement of Limited Partnership of the Partnership (as amended from time to time, the "LP Agreement"), the Charter and by-laws of FMP (as amended from time to time, collectively, the "FMP Organizational Documents"), and FEA consents to any changes to the LP Agreement and/or the FMP Organizational Documents approved by FMP.

         2.2 Uncertainty as to Amount or Value of Available Equity Securities and Subscribed Units.

                  (a) As of the date of this Agreement, neither the Partnership nor FMP knows the number or value of the Available Equity Securities and, accordingly, the number or value of the Subscribed Units.

                  (b) The number and value of the Available Equity Securities and Subscribed Units will depend on a number of factors, including possible acquisitions that the Partnership or an affiliate thereof may accomplish, the valuation that is eventually achieved by FMP in the IPO, and prevailing market and other conditions.

         2.3 Authority; Authorization; Execution and Delivery.

                  (a) FEA has full power and authority to enter into the Subscription Documents and to consummate the transactions contemplated thereby.

                  (b) The execution and delivery of the Subscription Documents by FEA and the consummation by FEA of the transactions contemplated thereby have been duly authorized by all necessary action on the part of FEA and will not constitute or result in a breach or default under, or conflict with or violate, any agreement or other undertaking, to which FEA is a party or by which FEA is bound or with any judgment, decree, statute, order, rule or regulation applicable to FEA or FEA's assets, and, if FEA is not an individual, will not violate any provisions of the organizational or other formation or governing documents of FEA.

                  (c) The Subscription Documents have been duly executed and delivered by FEA and constitute valid and legally binding obligations of FEA, enforceable against FEA in accordance with and subject to their respective terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity. The signatures on the Subscription Documents are genuine, and the signatory, if FEA is an individual, has legal competence and capacity to execute the same, or, if FEA is not an individual, the signatory has been duly authorized to execute the same on behalf of FEA.

         2.4 Purchase for Investment.

                  (a) FEA is acquiring the Subscribed Units for FEA's own account (or if FEA is a trustee, for a trust account) for investment only, and not with a view to or for sale in connection with any distribution of all or any part of such Subscribed Units (or Common Shares issued by FMP to FEA in connection with a Redemption (as defined in the LP Agreement) (such Common Shares, "Redemption Shares")), except in connection with a transfer to FP.

                  (b) Except in connection with a transfer to FP, FEA hereby agrees that FEA shall not, directly or indirectly, transfer all or any part of the Subscribed Units or Redemption Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of all or any part of the Subscribed Units or Redemption Shares) except in accordance with (i) the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the regulations thereunder or an exemption from such registration provisions; (ii) any applicable state or non-U.S. securities laws;
(iii) the terms of this Agreement; and (iv) the LP Agreement or the FMP Organizational Documents, as applicable.

                  (c) FEA understands that (i) FEA must bear the economic risk of an investment in the Subscribed Units and Redemption Shares for an indefinite period of time because, among other reasons, the offering and sale of the Subscribed Units and Redemption Shares have not been registered under the Securities Act and, therefore, the Subscribed Units and Redemption Shares cannot be sold unless such resale is subsequently registered under the Securities Act or an exemption from such registration is available; and (ii) sales or transfers of the Subscribed Units and Redemption Shares are further restricted by the provisions of the LP Agreement or the FMP Organizational Documents, as applicable, and may be restricted by other applicable securities laws. If at any time the Subscribed Units or Redemption Shares are evidenced by certificates or other documents, each such certificate or other document shall contain a legend stating that (x) the Subscribed Units or Redemption Shares, as applicable, (1) have not been registered under the Securities Act or the securities laws of any state; (2) have been issued pursuant to a claim of exemption from the registration provisions of the Securities Act and any state securities law which may be applicable; and (3) may not be sold, transferred or assigned without compliance with the registration provisions of the Securities Act and the regulations thereunder and any other applicable Federal or state securities laws or compliance with applicable exemptions therefrom; and (y) except in connection with a transfer to FP, sale, transfer or assignment of the Subscribed Units or Redemption Shares, as applicable, is further subject to restrictions contained in the LP Agreement or the FMP Organizational Documents, as applicable, and such Subscribed Units or Redemption Shares may not be sold, transferred or assigned unless and to the extent permitted by, and in accordance with, the provisions of the LP Agreement or the FMP Organizational Documents, as applicable.

         2.5 Information.

                  (a) FEA has carefully reviewed this Agreement, the forms of the LP Agreement, the Charter and by-laws of FMP. FEA has been provided an opportunity to ask questions of, and FEA has received answers thereto satisfactory to FEA from, the Partnership and FMP or their respective representatives regarding the terms and conditions of the offering of the Subscribed Units, and FEA has obtained all additional information requested by FEA of the Partnership and FMP and their representatives to verify the accuracy of all information furnished to FEA regarding the transfer of the Subscribed Units.

                  (b) FEA is not relying on the Partnership or any of its subsidiaries, affiliates or any of their respective representatives or agents with respect to any tax or other economic considerations involved in connection with the Subscribed Units or Redemption Shares.

                  (c) FEA has been advised to consult with his or its tax, legal and other advisors regarding the subscription of the Subscribed Units and its effects, the tax consequences of making and not making a transfer hereunder, and has obtained, in FEA's judgment, sufficient information to evaluate the merits and risks of such subscription and investment.

                  (d) FEA has not been furnished with and has not relied on any oral or written representation from any party other than his or its advisors in connection with the transfer of the Subscribed Units that is not contained in this Agreement.

         2.6 Economic and Liquidity Risk.

                  (a) FEA has such knowledge and experience in financial and business matters such that FEA is capable of evaluating the merits and risks of making a subscription for the Subscribed Units, and that FEA has evaluated the risks of investing in the Subscribed Units and has determined that they are a suitable investment for FEA.

                  (b) FEA understands that an investment in the Subscribed Units or Redemption Shares is a speculative investment that involves very significant risks and tax uncertainties and that FEA is prepared to bear all of the economic, tax and other risks of an investment in the Subscribed Units or Redemption Shares for an indefinite period of time, and is able to withstand a total loss of FEA's investment in the Subscribed Units or Redemption Shares.

                  (c) FEA has adequate net worth and no need for liquidity in its investment in the Subscribed Units or Redemption Shares.

         2.7 Eligibility; Accredited Investor Status. FEA is an "accredited investor" as defined in Regulation D under the Securities Act. FEA will, upon request, execute, deliver and/or provide any additional documents deemed by the Partnership or FMP to be necessary or desirable to confirm FEA's such status.

         2.8 Residence; Etc. The signature pages attached to this Agreement correctly set forth

                  (a) if FEA is a natural person, the principal residence of FEA;

                  (b) if FEA is a corporation, partnership, limited liability company, business trust or other entity (an "Entity"), the place of business (or, if there is more than one place of business, the chief executive office) of FEA;

                  (c) if FEA is an Entity other than a general partnership, the state of incorporation, organization or formation of FEA;

                  (d) if FEA is a trust (other than a business trust), the principal residence and place of business (or, if there is more than one place of business, the chief executive office) of each trustee of FEA that is a natural person; and

                  (e) if FEA is a trust (other than a business trust), the place of business (or, if there is more than one place of business, the chief executive office) and state of incorporation, organization or formation of each trustee of FEA that is an Entity.

         2.9 Status as Foreign Person. FEA is not a foreign person and is not owned directly or indirectly, in whole or in part, by a foreign person as determined for purposes of Section 1445 of the Code, and the regulations promulgated thereunder.

         2.10 Continuing Efforts. Subject to the terms and conditions herein provided, FEA covenants and agrees to use its best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper and/or appropriate to consummate and make effective the transactions contemplated by this Agreement.

         2.11 No Brokers or Finders. FEA has not entered into any agreement and is not otherwise liable or responsible to pay any brokers' or finders' fees or expenses to any person or Entity with respect to this Agreement or the Subscribed Units.

3. Representations, Warranties and Covenants of the Partnership. The Partnership hereby acknowledges, represents and warrants to, and covenants and agrees with, FEA that (and each representation and warranty set forth below shall be deemed remade as of the Closing Date):

         3.1 Authority; Authorization; Execution and Delivery.

                  (a) The Partnership has full power and authority to enter into this Agreement and to consummate the transactions contemplated herein.

                  (b) The execution and delivery of this Agreement and the consummation by the Partnership of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Partnership.

                  (c) This Agreement has been duly executed and delivered by the Partnership and constitutes the valid and legally binding obligations of the Partnership, enforceable against the Partnership in accordance with and subject to its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

         3.2 Subscribed Units. Contemporaneously with the Subscription, the Subscribed Units will, on the Closing Date, be duly authorized OP Units, issued in the name of FEA, free and clear of all liens, claims and encumbrances other than those created by FEA.

         3.3 Commercially Reasonable Efforts. Subject to the terms and conditions herein provided, the Partnership covenants and agrees to use commercially reasonable efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper and/or appropriate to consummate and make effective the transactions contemplated by this Agreement.

4. Survival. The representations, warranties, covenants and agreements contained in this Agreement and the Accredited Investor Questionnaire shall survive the consummation of the transactions contemplated herein.

5. Conditions to Consummation by the Partnership. The obligations of the Partnership to accept a subscription from, and to issue the Subscribed Units to, FEA pursuant to this Agreement are subject to the fulfillment of the conditions set forth in this Article 5, any one or more of which may be waived by the
Partnership:

         5.1 Mutual Performance. The mutual performance by the relevant parties of their obligations contained in the Subscription Agreement described in
Schedule 1.

         5.2 Closing of the IPO. The closing of the IPO shall have occurred.

         5.3 Representations, Warranties and Covenants. The representations and warranties of FEA contained in this Agreement shall be true, correct and complete in all material respects on and as of the Closing Date with the same force and effect as though made on and as of such date unless expressly stated herein to be made as of a specified date. FEA shall have performed in all material respects all obligations required to be performed by him or it under this Agreement at or prior to the Closing Date.

         5.4 Closing Documents. FEA shall have duly executed and delivered to the Partnership on or prior to the Closing Date all documents that are reasonably requested by the Partnership to effectuate the transactions contemplated hereby, including but not limited to the Subscription Documents.

6. Conditions to Consummation by FEA. The obligations of FEA to accept the Subscribed Units from the Partnership pursuant to this Agreement are subject to the fulfillment of the conditions set forth in this Article 6, any one or more of which may be waived by FEA:

         6.1 Mutual Performance. The mutual performance by the relevant parties of their obligations contained in the Subscription Agreement described in
Schedule 1.

         6.2 Representations, Warranties and Covenants. The representations and warranties of the Partnership contained in this Agreement shall be true, correct and complete in all material respects on and as of the Closing Date with the same force and effect as though made on and as of such date unless expressly stated herein to be made as of a specified date. The Partnership shall have performed in all material respects all obligations required to be performed by him or it under this Agreement at or prior to the Closing Date.

         6.3 Closing Documents. The Partnership shall have duly executed and delivered to FEA on or prior to the Closing Date all documents that are reasonably requested by FEA to effectuate the transactions contemplated hereby, including but not limited to this Agreement.

7. Indemnity.

         7.1 FEA hereby agrees to indemnify and defend the Partnership and FMP, and their respective direct and indirect partners, members, shareholders, officers, directors and affiliates (each, an "Indemnified Party") against and to hold them harmless from any and all damage, loss, liability and expense incurred or suffered by any Indemnified Party arising out of or based upon the inaccuracy of any representation or warranty or breach of any covenant or agreement made or to be performed by FEA pursuant to the Subscription Documents.

         7.2 The Partnership hereby agrees to indemnify and defend FEA against any and all damage, loss, liability and expense incurred or suffered by any of them out of or based upon the inaccuracy of any representation or warranty or breach of any agreement made or to be performed by the Partnership pursuant to this Agreement.

8. Tax Treatment. It is intended for federal income tax purposes that the contribution, transfer, conveyance and assignment effectuated pursuant to this Agreement when taken together with the transactions to be effectuated pursuant to the agreements listed in Schedule 1, shall be treated as a merger of FEA with and into the Partnership in "assets-over" form pursuant to Treasury Regulation
Section 1.708-1(c)(3). To the extent FP's transfer in accordance with the Member Redemption Agreement, referred to in Schedule 1, is treated as a "disguised sale" pursuant to Section 707 of the Code, or the Treasury Regulations thereunder, such transfer shall be treated as a purchase of the "sold interest" by the Partnership directly from FP in accordance with the provisions of Treasury Regulation Section 1.708-1(c)(4) and Code Section 741. FP expressly consents to such tax treatment with respect to its "sold interest". Based on the above, the Partnership and FP agree that the transaction shall be treated for federal income tax purposes as if FP sold the "sold interest" in FEA to the Partnership, FEA then transferred its assets and liabilities (except to the extent attributable to the "sold interests") to the Partnership in exchange for Subscribed Units in the Partnership, and then FEA liquidated, distributing the Subscribed Units to FP (other than with respect to their "sold interests") and distributing the balance of its assets and liabilities to the Partnership in redemption of the "sold interests" acquired by the Partnership.

9. Power of Attorney; Amendments to the LP Agreement. By executing this Agreement, FEA hereby irrevocably constitutes and appoints Feldman Holdings Business Trust I, a Massachusetts business trust (or a substitute appointed by the Partnership) as his or its attorney-in-fact and agent with full power of substitution to take any and all actions and execute the LP Agreement and any and all such amendments to the LP Agreement and any other document and agreement relating to the Subscribed Units, on FEA's behalf and in FEA's name, as the Partnership may deem necessary or desirable.

10. Termination. This Agreement shall terminate automatically if the Closing Date has not occurred within two years after the date of this Agreement.

11. General Provisions.

         11.1 Modification. Neither this Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought; provided that FEA hereby agrees to future modifications of this Agreement as may be reasonably proposed by the Partnership, provided that such modifications do not have any negative impact on the tax position of FEA.

         11.2 Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

   If to FEA:                       Feldman Equities of Arizona, LLC
                                    3225 North Central Avenue, Suite 1205
                                    Phoenix, Arizona 85012
                                    Attention:  Larry Feldman
                                    Facsimile:  602-277-7774

   If to the Partnership or FMP:    Insert applicable addressee:
                                    [Feldman Equities Operating Partnership, LP]
                                    [Feldman Mall Properties, Inc.]
                                    3225 North Central Avenue, Suite 1205
                                    Phoenix, Arizona 85012
                                    Attention:  Larry Feldman
                                    Facsimile:  602-277-7774

                                    in each case, with a copy to:

                                    Clifford Chance US LLP
                                    31 West 52nd Street
                                    New York, New York  10019
                                    Attention:  Jay L. Bernstein, Esq.
                                    Facsimile:  212-878-8375



All such notices, requests and other communications will (a) if delivered personally to the applicable addressees as provided in this Section 11.2, be deemed given upon delivery; (b) if delivered by facsimile transmission to the applicable facsimile numbers as provided in this Section 11.2, be deemed given upon receipt; and (c) if delivered by mail to the applicable addressees as provided in this Section 11.2, be deemed given upon receipt or refusal (in each case regardless of whether such notice, request or other communication is received by any other Entity or person to whom a copy of such notice is to be delivered pursuant to this Section 11.2). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto in accordance with this Section 11.2.

         11.3 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If FEA is itself more than one person, the obligations of such persons shall be joint and several and the acknowledgements, representations, warranties, covenants and agreements herein contained shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators, successors, legal representatives and permitted assigns.

         11.4 Entire Agreement. The Subscription Documents and the documents referred to therein contain the entire agreement of the parties with respect to the transfer of the Subscribed Units from the Partnership to FEA and the subscription by FEA of the Subscribed Units, and there are no representations, warranties, covenants or other agreements except as stated or referred to herein or therein.

         11.5 Ambiguity. The parties hereto agree that any ambiguity with respect to the Subscription or the rights or obligations of the parties under this Agreement shall be resolved by the Board of Directors of FMP, which resolution shall be binding on the parties.

         11.6 Assignability. This Agreement is not transferable or assignable by any party hereto. This Agreement shall be for the benefit of the parties hereto.

         11.7 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         11.8 Counterparts. This Agreement may be executed by facsimile signature and through the use of separate signature pages or in counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on the parties hereto, notwithstanding that the parties hereto are not signatories to the same counterpart.

         11.9 Further Assurances. FEA will, from time to time, execute and deliver to the Partnership and/or FMP all such other and further instruments and documents and take or cause to be taken all such other and further action as the Partnership and/or FMP may reasonably request in order to effect the transactions contemplated by this Agreement. Without limiting the foregoing, the Partnership or FMP may request from FEA such additional information as it may deem necessary to evaluate the eligibility of FEA to acquire the Subscribed Units, and may request from time to time such information as it may deem necessary to determine the eligibility of FEA to hold the Subscribed Units or Redemption Shares or to enable the Partnership or FMP to determine FEA's compliance with applicable regulatory requirements or tax status, and FEA shall provide such information as may reasonably be requested.

         11.10 Severability. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. Upon the determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect their original intent as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

         11.11 Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement.

         11.12 Expenses. Each of the parties hereto agrees to pay the expenses incurred by it in connection with the negotiation, preparation, review, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including the fees and expenses of counsel to such party.

         [The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.


THE PARTNERSHIP:

FELDMAN EQUITIES OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By:      Feldman Holdings Business Trust I,
         a Massachusetts business trust and its general partner

         By:      __________________
                  Name:
                  Title:



FEA:

FELDMAN EQUITIES OF ARIZONA, LLC,
an Arizona limited liability company

By:      ________________________
         Name:
         Title: Manager



FMP:

FELDMAN MALL PROPERTIES, INC.,
a Maryland corporation

By:      ________________________
         Name:
         Title:

                                                                       EXECUTION

                                   Schedule 1


1. Feldman Partners, LLC Redemption Agreement dated as of August 13, 2004, among Feldman Partners, LLC, an Arizona limited liability company ("FP"), Feldman Equities of Arizona, LLC, an Arizona limited liability company ("FEA"), Feldman Equities Operating Partnership, LP, a Delaware limited partnership (the "Partnership"), Feldman Holdings Business Trust I, a Massachusetts business trust (the "General Partner"), and Feldman Mall Properties, Inc., a Maryland corporation ("FMP").

2. Recapitalization Agreement dated as of August 13, 2004, among James Bourg, Scott Jensen, the Partnership and FMP.

3. Subscription Agreement dated as of August 13, 2004, among the Partnership, FMP and FEA.

4. Erhart Redemption Agreement dated as of August 13, 2004, among Jeffrey Erhart, FEA, the Partnership, the General Partner and FMP.

5. Irrevocable Contribution Agreement dated as of August 13, 2004, among Lawrence Feldman, the Partnership, the General Partner, FMP and FEA.

6. FEGP Merger Agreement dated as of August 13, 2004, among Feldman Equities General Partner Inc., a Pennsylvania corporation, Feldman Equities General Partner Merger Inc., a Pennsylvania corporation, FMP and FP.

7. FHGP Merger Agreement dated as of August 13, 2004, among Feldman Harrisburg General Partner Inc., a Pennsylvania corporation, Feldman Harrisburg General Partner Merger Inc., a Pennsylvania corporation, FMP and FP.

                                    EXHIBIT A
                                    FORM W-9

------------------------  -------------------------------------------------------------  ----------------------------------------
SUBSTITUTE                Part 1 --  PLEASE  PROVIDE  YOUR  TIN  IN THE  BOX AT          Social Security
Form W-9                  RIGHT AND CERTIFY BY SIGNING AND DATING BELOW                  Number(s) or Employer
                                                                                         Identification Number

------------------------  -------------------------------------------------------------  ----------------------------------------
Department of             Part 2 -- Certification -- Under penalties of perjury, I certify that: (1) The number shown
The Treasury              on this form is my correct taxpayer identification number (or I am waiting for a number to Internal
Internal Revenue          Revenue be issued to me); (2) I am not subject to backup withholding because: (a) I am exempt from
Service                   Service backup withholding, or (b) I have not been notified by the ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (including a U.S. resident alien).

------------------------  -------------------------------------------------------------  ----------------------------------------
Payer's                   Certification Instructions -- You must cross out item (2)      Part 3 --
Request for               above if you have been notified by the IRS that you are        Awaiting TIN
Taxpayer                  subject to backup withholding because you have failed to       |_|
Identification            report all interest and dividends on your tax return.
Number (TIN)              However, if after being notified by the IRS that you were
                          subject to backup withholding you received another
                          notification from the IRS that you are no longer subject
                          to backup withholding, do not cross out item (2).

------------------------  -------------------------------------------------------------  ----------------------------------------
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER (Applicable only if the box in Part 3 above is checked)

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service
Center or Social Security Administration office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty days, 28 percent of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number.

------------------------  -------------------------------------------------------------  ----------------------------------------

FELDMAN EQUITIES OF ARIZONA, LLC,
an Arizona limited liability company

By: ____________________
    Name:  Lawrence Feldman
    Title: Manager

Date:  August 13, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              FIRPTA AFFIDAVIT -- CERTIFICATE OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code provides that (a) a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person and (b) a partnership must withhold tax with respect to certain amounts that are allocable to or would otherwise be distributed to a foreign person that owns an interest in such partnership. To inform FEA and the Partnership that withholding of tax is not required, the undersigned hereby certifies the following as of the date hereof and as of the Closing Date:

         1. FEA, if an individual, is not a nonresident alien for purposes of U.S. income taxation, and if not an individual, is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

         2. FEA, if not an individual, is not a disregarded entity as defined in
Section 1.1445-2(b)(2)(iii) of the Income Tax Regulations promulgated under the Internal Revenue Code.

         3. FEA's Social Security Number (for individuals) or Employer Identification Number (for non-individuals) is: _____________; and

         4. FEA's address is: Feldman Equities of Arizona, LLC, 3225 North Central Avenue, Suite 1205, Phoenix, Arizona 85012, Attention: Larry Feldman.

In addition, FEA agrees to inform the Partnership if he or it becomes a foreign person at any time during the three year period immediately following the date of this notice.

I understand that this certification may be disclosed to the Internal Revenue Service by the Partnership or FEA and that any false statement I have made here could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and, if this document is being signed on behalf of FEA that is not an individual, I further declare that I have authority to sign this document on behalf of FEA.

FELDMAN EQUITIES OF ARIZONA, LLC,
an Arizona limited liability company

By: ____________________
    Name:  Lawrence Feldman
    Title: Manager
    Date:  August 13, 2004

--------------------------------------------------------------------------------

                        ACCREDITED INVESTOR QUESTIONNAIRE

         FEA hereby represents and warrants that he, she or it is an "Accredited Investor," as such term is defined in Rule 501 under Regulation D of the Securities Act based upon the fact that he, she or it meets at least one of the following requirements (check all that apply):

____ (1) he or she is a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000; or

____ (2) he or she is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year; or

____ (3) it is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or

____ (4) it is a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors; or

____ (5) it is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or Company, not formed for the specific purpose of acquiring the Subscribed Units, with total assets in excess of $5,000,000; or

____ (6) it is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Subscribed Units, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act; or

____ (7) it is an Entity in which all the equity owners are Accredited Investors under any one of items (1) through (6) above.

Capitalized terms not defined herein shall have the meaning ascribed to such terms in that certain Subscription Agreement dated as of August 13, 2004, among Feldman Equities Operating Partnership, LP, Feldman Equities of Arizona, LLC and Feldman Mall Properties, Inc.

FELDMAN EQUITIES OF ARIZONA, LLC,
an Arizona limited liability company

By: ____________________
    Name:  Lawrence Feldman
    Title: Manager
    Date:  August 13, 2004